SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 26, 2002

GIANT INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-10398	86-0642718
(State or jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

23733 North Scottsdale Road Scottsdale, Arizona	85255
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (480) 585-8888

SIGNATURES
INDEX TO EXHIBITS
EX-99.1

Item 9.     Regulation D Disclosure

      Giant Industries, Inc. (“Giant”) expects to provide certain pro forma financial statements and historical and unaudited pro forma financial and other data concerning Giant and the Yorktown refinery, which Giant is under contract to acquire, to certain parties. In connection with providing this information and data to these parties, Giant is filing this information and data in this Form 8-K.

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

/s/ GARY R. DALKE

Gary R. Dalke
Vice President and Chief Accounting Officer
(Principal Accounting Officer)

Date: April 26, 2002

INDEX TO EXHIBITS

Exhibit
Number	Description

99.1	Certain Pro Forma Financial Statements and Historical and Unaudited Pro Forma Financial and Other Data.